Exhibit 99.1

Sonoma Pharmaceuticals, Inc. Investor Presentation April 9, 2024

Legal Disclaimers INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all - inclusive. T he data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assum pti ons made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries (“Sonoma” or, the “Company”) assumes no obligation to update t he information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities. FORWARD - LOOKING STATEMENTS Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology pro gress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries. These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “expect,” among other s. Forward - looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cau se actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be suff ici ent to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in act ual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the ava ilable market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more tar get ed markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varyin g p roduct formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks d eta iled from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update the se forward - looking statements, except as required by law. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, ser vice marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the tra dem arks and/or intellectual property of their respective owners. 2

Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid ( HOCl ) products for a wide range of applications, including wound, eye, oral and nasal care, dermatological conditions, podiatry, animal health care and non - toxic disinfectants. Sonoma’s products are clinically proven to reduce itch, pain, scarring, and irritation safely and without damaging healthy tissue. In - vitro and clinical studies of HOCl show it to safely manage skin abrasions, lacerations, minor irritations, cuts, and intact skin. Sonoma’s products are sold either directly or via partners in 55 countries worldwide and the company actively seeks new distribution partners. About Sonoma 3

Over 20 years of experience developing and manufacturing products containing HOCl , over 100 research articles, papers and clinical and case studies, over 50 active U.S. and international patents, and continual product innovation Hypochlorous Acid Industry Leader 21 U.S. FDA clearances as 510(k) medical devices, CE marks for over 39 products, and extensive worldwide regulatory clearances Utilized on millions of patients worldwide without a single report of serious adverse effect Products do not contain benzene or other harmful chemicals Focused on billion - dollar markets in Rx and OTC dermatology, wound care, eye, oral and nasal care, podiatry, animal health and non - toxic disinfectants, cleansing common injuries and managing irritations Diverse Global Healthcare Business Investment Highlights Robust and diverse international partner network selling into over 55 countries and extensive worldwide regulatory clearances means products can be commercialized faster FDA registered medical device manufacturing capabilities in Mexico lowers COGS and creates opportunities for volume plays 4

Wide Range of Applications 5 Wound Care Dermatology Eye Care Oral and Dental Care Animal Health Care Surface Disinfectants Podiatry Nasal Care

Sonoma’s Microcyn ® Technology Patented, Stabilized Triple - Action Topical Technology • HOCl kills microbes including bacteria, fungi and viruses while assisting healing • R elieves pain and itch • Improves wound care by cleaning and moistening the wound and peri - wound area • Safely manage skin abrasions, lacerations, minor irritations, cuts, burns, and intact skin • Applications in dermatology include atopic dermatitis, scar treatment and daily care May replace other treatments with side effects or health concerns • Overused antibiotics may cause deadly epidemics such as MRSA • May replace steroids for some patients • Avoids harmful ingredients such as benzoyl peroxide Cost Effective • Reduces hospital/physician visits • Medicare/hospital savings from reduced hospital stays 6

Sonoma’s Microcyn ® Technology Unparalleled Safety • No drug - to - drug interaction or contraindications • Millions of patients treated worldwide without a single report of serious adverse effect • 30+ human clinical trials with over 1,500 patients • Products contain all - natural hypochlorous acid Commercially Competitive • Longer shelf life than most competitors while retaining efficacy • Available in solution, hydrogels and in combination with silicone for scar treatment • White label available with custom packaging and design • Established Microcyn ® brand • State of the art manufacturing with pharmaceutical - grade water system 7

Safety in Dermatology Products Recently, there has been concern by dermatologists that popular dermatology products can form benzene , a known carcinogen. • Citizen petition by Valisure , LLC, an independent testing laboratory for pharmaceuticals, requested an FDA recall of certain over - the - counter and prescription dermatology products containing benzoyl peroxide. • Testing by Valisure showed that benzoyl peroxide in dermatology products from major brands including Proactiv , Clearasil , and CeraVe , can form benzene, a known human carcinogen, at unacceptably high levels. • Previous testing by Valisure has found unacceptably high levels of benzene in common hand sanitizers, as well as in after - sun products by brands such as Neutrogena . Sonoma’s products offer a safe yet highly effective alternative for consumers concerned with harmful ingredients in skin care products. 8

Safety in Eye Care The FDA recently issued safety warnings for certain eye products after finding insanitary conditions in the manufacturing facilities and positive bacterial test results from environmental sampling. • The warnings in October 2023 applied to eye drops by brands such as CVS , Rite Aid , Target and Walmart , which were then voluntarily recalled by the manufacturer. 1 • Sonoma owns its own state - of - the - art manufacturing facility, used to manufacture all of its products and subject to strict FDA guidelines. • Sonoma’s eye care products, like all of its products, are extremely safe, and contain all - natural ingredients with no cytotoxins. 1. https://www.fda.gov/drugs/drug - safety - and - availability/fda - warns - consumers - not - purchase - or - use - certain - eye - drops - several - major - b rands - due - risk - eye 9

Over 100 research articles and case and clinical studies showcasing both the efficacy and safety of our Microcyn ® technology • Dermodacyn ® Disinfecting solution study on viability of SARS - CoV - 2, see https://www.sciencedirect.com/science/article/pii/S019567012030339X • Endocyn ® study on cellular toxicity, see https://www.sciencedirect.com/science/article/abs/pii/S0099239917310439 • HOCl study evaluating virucidal activity in Vero E6 cells against SARS - CoV - 2, University of Barcelona, 11/27/2020 • Hypochlorous acid gel technology — Its impact on post - procedure treatment and scar prevention, see https://sonomapharma.com/wp - content/uploads/2020/08/Gold_et_al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf • Topical stabilized hypochlorous acid: The future gold standard for wound care and scar management in dermatologic and plastic su rgery procedures, see https://sonomapharma.com/wp - content/uploads/2020/08/Topical - Stabilized - HOCL - consensus - article - 2020.pdf • HOCl Article: Optimizing Wound Healing for Procedures – Apr 2018, see https://sonomapharma.com/wp - content/uploads/2018/11/Pracitcal - Derm - HOCl - article - 4 - 7 - 18 - wounds.pdf 10

• 57,153 square foot state - of - the - art facility • ISO 9001, ISO 13485 and cGMP certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and numerous other national listings and approvals • Shipping to over 55 countries • Highly trained staff of 162 employees CUTTING EDGE MANUFACTURING Flexible operations capable of CUSTOM LABELING, SIZING, PACKAGING & DISPENSE MODES High or small volume, large or small batch, delivered in 8 - 12 weeks Currently operating at 30% capacity, with margin of approximately 35% 11

Located in Guadalajara, Mexico Laboratory Packaging Area Labeling Boxing Ready for shipment Warehouse Air Systems Product Water Treatment System Materials Testing Laboratory Manufacturing Facility 12

Robust International Distribution Network OVER 40 GLOBAL PARTNERS generating strong revenues internationally and in the U.S. • Expand presence in new markets by replicating what works in existing markets • Continue to add new distribution partners and grow existing relationships • Continue co - development of innovative new products with partners in the U.S. and internationally • Work with partners to seek new approvals and certifications 13

Continue to introduce new high margin products Manufacturing capabilities can support significant future growth, leading to improved margins overall • Launch new applications of Sonoma’s Microcyn ® technology for consumer - focused products, including in the dermatology and aesthetic space Growth Strategy • Efficient, flexible and FDA - regulated manufacturing facility currently operating at only 30% capacity Expand Rx and OTC reach in U.S. Invest in R&D to expand commercialization opportunities • Increase sales of dermatology products through the direct dispense model that generates Sonoma’s highest margins • Increase direct - to - consumer marketing in niche markets • Introduce new technology to new markets • Fully commercialize robust pipeline of new products via direct - to - consumer sales or distribution partnerships 14

Sonoma is expanding its partnerships and product offerings in the all - natural skin care and medical spa industries. • The global natural skin care products market size was valued at $6.7 billion in 2021 and is expected to expand at a compound annual growth rate (CAGR) of 6.6% from 2022 to 2030. 1 • The global medical spa market size was valued at $16.4 billion in 2022 and is expected to expand at a compound annual growth rate (CAGR) of 14.97% from 2023 to 2030. 2 o North America dominated the medical spa market with a share of 41.5% in 2022, attributable in part to increasing demand for minimally invasive aesthetic procedures. 3 Sonoma also continues to expands its presence in the global animal health market that was valued at $39.9 billion in 2021 and is expected to witness a compound annual growth rate (CAGR) of 10.0% from 2022 to 2030. 4 New Market Opportunities 1. Grand View Research, Natural Skin Care Products Market Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/natural - skin - care - products - market 2. Grand View Research, Medical Spa Market Size, Share & Growth Analysis Report 2030 , available at https://www.grandviewresearch.com/industry - analysis/medical - spa - market 3. Ibid. 4. Grand View Research, Animal Health Market Size & Share Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/animal - health - market 15

Introduction of new products using our Microcyn ® technology • On April 9 , 2024 , Sonoma announced expansion of its Microcyn ® Negative Pressure Wound Therapy Solution products line, now available in 250 mL, 450 mL and 990 mL sizes to meet the diverse needs of healthcare professionals and patients . • On January 23 , 2024 , Sonoma launched Lumacyn TM Clarifying Mist , a new direct - to - consumer skincare product, in the United States . Lumacyn is an all - natural daily toner formulated with Microcyn ® technology to soothe the skin and relieve irritation . • On January 5 , 2024 , Sonoma entered into an agreement with NovaBay Pharmaceuticals, Inc . for the sale and marketing of Avenova ® - branded products in the European Union, based on Sonoma’s existing eye product Ocudox ® and sold through Sonoma’s established European distribution network . • On June 8 , 2023 , Sonoma announced a new application of its Microcyn ® technology for intraoperative pulse lavage irrigation treatment , which can replace commonly used IV bags in a variety of surgical procedures . It is in trial use by hospitals in Europe and launched in the U . S . in November 2023 . • On April 11 , 2023 , Sonoma launched Podiacyn TM Advanced Everyday Foot Care direct to consumers for over - the - counter use in the United States . Recent Business Developments 16

Expanding commercialization opportunities by investing in R&D • In March 2023 , Sonoma announced new EPA claims for its Nanocyn ® Hospital - Grade Disinfectant f or effective use against MRSA , Salmonella , Norovirus , Poliovirus , and as a fungicide . Nanocyn was previously approved for use against COVID - 19 as well as emerging pathogens including Ebola virus , Mpox , and SARS - CoV - 2 . Nanocyn also received the esteemed Green Seal ® Certification after surpassing a series of rigorous standards that measure environmental health, sustainability and product performance . • Reliefacyn ® Advanced Itch - Burn - Rash - Pain Relief Hydrogel was awarded the N ATIONAL E CZEMA A SSOCIATION S EAL OF A CCEPTANCE TM • A recent publication in the journal Neurourology and Urodynamics highlighted the potential for Microdox ® in the management of urinary tract infections, or UTIs, in children with neurogenic or non - neurogenic bladder dysfunction, concluding that multi - center trials are needed. 1 1. Singh G - K, Deshpande A, Schlegel G, Starkey M, Taghavi K. The rationale for bladder washouts in children with neurogenic bladder. Neurourol Urodyn . 2024;1 - 6. doi:10.1002/nau.25450 Recent Business Developments 17

Continuously expanding our distributor network • Entered into a distribution agreement with Daewoong Pharmaceutical Co., Ltd. , one of the largest pharmaceutical companies in South Korea, in January 2023 for the marketing and distribution of Primocyn TM Skin Solution products • Sonoma’s Microcyn ® Rx products, including wound care, prescription dermatology products Celacyn ® and Levicyn ® , and prescription eye care Acuicyn ® , received a Distribution and Pricing Agreement (DAPA) in January 2023 for distribution by the Defense Logistics Agency (DLA), enabling our partner, EMC Pharma, LLC to enter into distribution agreements for these products with federal customers • In April 2023, our partner Te Arai BioFarma Limited launched BabySoothe for diaper rash applications in Taiwan • In April 2024, Te Arai launched Microdacyn for wound care in Taiwan • Our partner Microderm Technologies recently launched Dermodacyn for wound care applications in Thailand • Our partner Brill Pharma SL is now selling Sonoma’s eye care products in Italy, Spain and Portugal and recently launched in Germany • Our MicrocynAH ® products are now available through Pets at Home, with over 450 stores across the UK, through our partner Manna Pro Products, LLC Recent Business Developments 18

Management Amy Trombly CEO Amy Trombly is our Chief Executive Officer and also serves on our Board of Directors . She counseled public companies for over two decades in corporate and securities law and mergers and acquisitions, including as the owner and manager of Trombly Business Law, PC . In her earlier career, Ms . Trombly was a Vice President at State Street Bank and Special Counsel at the U . S . Securities and Exchange Commission . Ms . Trombly is a member of the bar in Massachusetts and Colorado . Bruce Thornton COO Bruce Thornton has served as our Chief Operating Officer, Vice President of Global Operations, and US General Manager since 2004 , and currently as Executive Vice President and Chief Operating Officer . He served as Vice President of Operations for Jomed (formerly EndoSonic Corp . ) from January 1999 to September 2003 , and as Vice President of Manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed , until March 2004 . Mr . Thornton received a B . S . in Aeronautical Science from Embry - Riddle Aeronautical University and an M . B . A . from National University . He also has served in the US Army . Jerry Dvonch CFO Mr . Dvonch serves as our Chief Financial Officer . He joined us from the SpineCenter Atlanta where he was the controller and Senior Vice President of Finance and Accounting since March 2017 . From March 2016 to April 2016 he was a consultant controller for DS Healthcare Group, Inc . Prior to that he was the director for external reporting and director of finance of NeoGenomics Laboratories from July 2005 to July 2015 . He has over 10 years of experience with SEC reporting . Mr . Dvonch is a licensed Certified Public Accountant in New York . He holds a Master of Business Administration in Finance from the University of Rochester and a Bachelor of Business Administration in Accounting from Niagara University . 19

Key Financial Metrics * dollars in thousands Year Ended Year Ended Nine Months Ended Nine Months Ended March 31, 2022* March 31, 2023 * December 31, 2022 * (unaudited) December 31, 2023 * (unaudited) $12,628 $13,272 $10,258 $9,296 Total Revenues $3,993 $4,477 $3,613 $3,654 Gross Profit $9,880 $9,047 $7,036 $6,946 Operating Expenses $(5,086) $(5,151) $(3,843) $(3,768) Net Income (Loss) $(5,318) $(3,776) $(1,597) $(1,985) EBITDA loss $7,396 $3,820 $2,634 $2,406 Cash & Cash equivalents $10,611 $10,081 $7,298 $9,428 Working capital $8,697 $7,977 $5,559 $6,692 Shareholders’ Equity 20

Revenue Metrics Revenues by revenue source: Year Ended March 31, Nine Months Ended December 31, 2022 2023 2022 2023 $ 9,010 $ 9,426 $ 7,050 $ 7,286 Human Care 3,169 2,500 1,957 1,688 Animal Care 449 1,346 1,251 322 Service and Royalty $ 12,628 $ 13,272 $ 10,258 $ 9,296 Revenues by geographic region: Year Ended March 31, Nine Months Ended December 31, 2022 2023 2022 2023 $ 3,807 $ 3,428 $ 2,603 $ 2,214 United States 3,410 4,051 3,117 3,488 Europe 2,350 2,451 1,952 1,730 Asia 2,095 2,383 1,827 1,165 Latin America 966 959 759 699 Rest of the World $ 12,628 $ 13,272 $ 10,258 $ 9,296 Total * in thousands 21

APPENDIX: Product Portfolio

Diverse Product Portfolio United States Podiacyn Everyday Foot Care Microcyn Rx Skin & Wound Care Regenacyn Scar Gel Epicyn Antimicrobial Facial Cleanser Nanocyn Hospital Grade Disinfectant Levicyn Antimicrobial Dermal Spray Celacyn Scar Management Gel Rejuvacyn Skin Repair Reliefacyn Itch, Burn, Rash & Pain Care Microcyn OTC Wound & Skin Cleanser Ocucyn Eyelid & Eyelash Cleanser Pediacyn Skin Care & First Aid for Children Acuicyn Antimicrobial Eyelid & Eyelash Hygiene 23

Lumacyn TM Clarifying Mist introduced January 2024 • New high - end direct to consumer skincare product for daily management of skin irritations

U.S. office dispense products exclusively for skin care professionals • Generates highest margins for Sonoma • Focused marketing to med spas and dermatology offices, which can resell products to their clients for a substantial margin 25

U.S. Animal Health Care MicrocynAH ® family of advanced animal healthcare products, safe to use on pets and livestock, and perfect for hot spots, pink eye, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • Sold in national pet - store retail chains and specialty stores such as PetSmart , Tractor Supply , Cabela’s and Bass Pro Shops . MicrocynVS® veterinarian - strength animal care for use in vet clinics and animal hospitals. 26

Epicyn ® Dermatology Gramaderm ® Dermatology Pediacyn ® Dermatology Mucoclyns ® Decontamination solution Microdacyn60 ® Oral Care Blocked nose or sinuses Sinudox ® Nasal care Blepharitis treatment Ocudox ® Eye lid solution Exposure to germs and pathogens Mouth and throat infections Keloid or hypertrophic scar Acne treatment Atopic Dermatitis Solutions that work naturally for everybody EU Products Microdacyn60® Wound Care MicrocynAH ® Animal Health Care 27

Direct - to - consumer products available through Shopify, Amazon and Amazon EU U.S. Products EU Products 28

29

Gramacyn Kit for Acne Skin Latin America Epicyn Treat Scars Right from the Start Australia and New Zealand 30

Singapore, Malaysia, Thailand, Indonesia Wound Care South Korea BioDerm Biodacyn60 Wound Care Hong K ong Microdacyn60 Oral Care China Microcyn The Philippines M icrodacyn MicrocynAH Asia 31

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court , Suite 150 Boulder , CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA